UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2016 (September 30, 2016)
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

AMERICAN CAPITAL AGENCY CORP.
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.
On September 30, 2016, American Capital Agency Corp. changed its legal name to “AGNC Investment Corp.” (the “Company”). The name change was effected through a short-form merger under Section 253 of the Delaware General Corporation Law (the “DCGL”) pursuant to which a subsidiary formed solely for the purpose of the name change was merged with and into the Company, with the Company remaining as the surviving corporation in the merger (the “Merger”). The Merger took effect upon filing by the Company of a certificate of ownership and merger (the “Certificate of Ownership and Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary”) pursuant to Section 253 of the DGCL. The Merger had the effect of amending the Company’s certificate of incorporation to reflect the Company’s new legal name.
A copy of the Certificate of Ownership and Merger, as filed with the Delaware Secretary, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Also on September 30, 2016, the bylaws of the Company were amended and restated to reflect the name change. A copy of the bylaws, as amended and restated, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
The Merger and resulting name change do not in any way affect the ownership of the Company or otherwise affect the rights or interests of the Company’s stockholders or other stakeholders. The Company’s common stock will continue to trade on the NASDAQ Global Select Market under the ticker symbol “AGNC.” With the exception of the name change, there were no changes to the Company’s certificate of incorporation or bylaws.
Item 8.01. Other Events.
On October 3, 2016, the Company issued a press release announcing the name change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No	Description
3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, effective September 30, 2016.
3.2	Third Amended and Restated Bylaws of AGNC Investment Corp., effective September 30, 2016.
99.1	Press Release dated October 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL AGENCY CORP.

Dated: October 3, 2016	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary